UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant x
Filed by a party other than the Registrant o
Check the appropriate box:
o	Preliminary proxy statement
x	Definitive proxy statement
		o	Confidential, For Use of the Commission Only
o	Definitive additional materials		(as permitted by 14a-6(e)(2))
o	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

COBALIS CORP.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):
x	No fee required
o	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
o	Fee paid previously with preliminary materials:
o
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

COBALIS CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MARCH 1, 2007
10:00 A.M. PACIFIC TIME
2445 McCabe Way, Suite 150
Irvine, CA 92614

Dear Shareholder:

You are invited to attend the Special Meeting of the Shareholders of Cobalis Corp. (the “Company”), which will be held on Thursday, March 1, 2007, at 10:00 a.m. Pacific time at the offices of the Company, 2445 McCabe Way, Suite 150, Irvine, CA 92614 for the following purposes:

1.	To amend the Articles of Incorporation of the Company to increase the authorized number of shares of common stock to 100,000,000 shares as set forth on Annex A.
2.	To transact such other business as may properly come before the meeting.

The foregoing business items are more fully described in the following pages which are made part of this Notice. Shareholders of record at the close of business on January 1, 2007 are entitled to notice of, and to vote at, this meeting and any adjournment thereof. If you will not be attending the meeting, we request you vote your shares as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

By order of the Board of Directors,

/s/ Radul Radovich
Radul Radovich Chairman

Irvine, CA
February 2, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

COBALIS CORP.
2445 McCabe Way, Suite 150
Irvine, CA 92614
Tel: 949-757-0001 ~ Fax: 949-757-0979

PROXY STATEMENT FOR 2007 SPECIAL MEETING OF SHAREHOLDERS

The accompanying proxy is solicited by the Board of Directors on behalf of Cobalis Corp., a Nevada corporation, for use at the Special Meeting of Shareholders to be held on Thursday March 1, 2007 at 10:00 a.m. Pacific time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. This meeting will be held at the offices of the Company, located at 2445 McCabe Way, Suite 150, Irvine, CA 92614. The date of this Proxy Statement is February 2, 2007, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders entitled to vote at the Special Meeting.

GENERAL

Voting Securities

Only shareholders of record as of the close of business on January 1, 2007 will be entitled to vote at the meeting and any adjournment thereof. We refer to this date as the “Record Date.” As of January 1, 2007, there were 35,479,126 shares of common stock of the Company issued and outstanding, and 500 shares of preferred stock with voting rights equivalent to 208,334 shares of common stock; these are the only classes of voting securities outstanding. Shareholders may vote in person or in proxy. Each holder of shares of common stock, or its equivalent, is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. A majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Householding

In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the Securities and Exchange Commission called “householding.” Under this practice, shareholders who have the same address and last name will receive only one copy of our proxy materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: Cobalis Corp., 2445 McCabe Way, Suite 150, Irvine, CA 92614, Attn: Chaslav Radovich, Secretary, Tel: 949-757-0001. You may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

 Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

Revocability of Proxies

Properly executed and unrevoked proxies received by the Company will be voted at the Special Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

1.	Filing a written notice of revocation with the Secretary of Cobalis, 2445 McCabe Way, Suite 150, Irvine, CA 92614; or
2.	Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

No Dissenters' Rights

Pursuant to the Nevada Revised Statutes, the holders of the Company's common stock are not entitled to dissenters' rights in connection with the action proposed by the Company herein. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “WITHHELD FROM,” “ABSTAIN,” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting (the “Votes Cast”) with respect to such matter.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. This proposal is a non-routine matter.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the special meeting, except as described herein.

1.	Each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year; or

2.	Any affiliate or associate of any of the foregoing persons.

EFFECTIVE DATE

If approved at the Special Meeting, the action described herein will be effective immediately upon filing amended Articles of Incorporation with the Secretary of State of Nevada as described herein.

PROPOSAL NO. 1

AMEND THE ARTICLES OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
TO ONE HUNDRED MILLION (100,000,000) SHARES

Our Articles of Incorporation, as amended, currently authorize the Company to issue 50,000,000 shares of common stock, par value $0.001 per share. The Company proposes to amend the Articles of Incorporation to authorize 100,000,000 shares of common stock. The additional authorized shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The Board of Directors believes it is desirable to increase the number of shares of common stock the Company is authorized to issue to provide the Company with adequate flexibility in the future to be able to consider certain corporate opportunities that may arise and would require that we have sufficient available shares to enter into such corporate opportunities that may include, among other things, equity financing, acquisition transactions or strategic relationships.

We propose to amend only the number of authorized shares of common stock, as set forth in Annex A. If amended, Article 4 of the Company’s Articles of Incorporation shall read (the underlined portion represents the proposed change):

4. The aggregate number of shares which the corporation shall have authority to issue shall consist of 100,000,000 shares of Common Stock having a $.001 par value and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock in one more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

The Preferred authorized may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any or all rights or preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix, alter or reduce (but not below the number outstanding) the number of shares comprised any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption of conversion of the shares of any series.

We are required to increase our authorized number of shares of common stock pursuant to an agreement we recently entered into with Cornell Capital Partners, L.P. ("Cornell Capital"). As recently reported on Form 8-K, on December 20, 2006, we entered into a Securities Purchase Agreement with Cornell Capital, pursuant to which we agreed to issue up to an aggregate principal amount of $3,850,000 of convertible debentures and warrants to purchase 6,600,000 Cobalis’ shares for $5,500,000. The debentures are convertible at the lower of approximately $.99 or the then-market price as defined in the Securities Purchase Agreement and both the debentures and warrants carry certain anti-dilution rights. Of the $3,850,000 convertible debentures, $675,000 is in part contingent on increasing our authorized common stock as proposed herein. To accommodate these debentures, and warrant agreements that are part of this funding arrangement, we must increase our authorized common stock beyond the current limit of 50,000,000 shares. Subsequent to shareholder approval of this item, we must also establish an initial minimum share reserve of 15,400,000 in order to comply with the terms of this agreement.

The proposed amendment to the Company’s Articles of Incorporation is attached hereto as Annex A. Other than the above, the Company has no present commitments, agreements, or intent to issue additional shares of common stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of our business, or shares which may be issued under our stock option, stock purchase, and other existing employee benefit plans, or in connection with currently outstanding options and warrants exercisable for shares of our common stock.

The Company does not currently have enough shares of our common stock authorized to satisfy the exercise of the options, warrants or conversion of other convertible instruments currently outstanding after entering into the agreement with Cornell Capital. Receipt of the final $675,000 of funding is contingent on increasing our authorized common stock. To that end, the Company committed to prepare and file this proxy statement pursuant to which it is calling a special meeting of shareholders of the Company to vote upon an amendment to the Articles of Incorporation increasing the number of authorized shares of common stock from the current 50,000,000 to 100,000,000. In December 2006, our Board of Directors approved the amendment to Article 4 of our Articles of Incorporation to bring this total number of authorized shares of common stock to 100,000,000, as set forth in Annex A. The directors also directed that the amendment be submitted for approval by the Company’s shareholders as required by the Nevada Revised Statutes. No changes will be made to the number of shares of preferred stock that are authorized for issuance.

The proposed increase in the authorized shares of common stock of the Company cannot occur unless shareholders approve the proposed amendment to Article 4 of our Articles of Incorporation. The proposed amendment to Article 4 would permit the issuance of additional shares of common stock up to the new 100,000,000 maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or rules of any exchange or quotation service that may be applicable to the Company). The Board believes it is prudent for the Company to have this flexibility. However, the issuance of additional shares of common stock would dilute the ownership and voting rights of existing shareholders. The availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of common stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

Vote Required; Recommendation of Board of Directors

Approval of this Proposal 1 will require the affirmative vote of the holders of at least a majority of the shares of common stock outstanding on the record date for the Special meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 1.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE

MANAGEMENT INFORMATION

Our current directors and principal executive officers are as specified on the following table:

Name	Age	Position	Director or Officer Position Held Since:
Gerald Yakatan	64	Chief Executive Officer, Director	2006
Thomas Stankovich	45	Director	2005
Chaslav Radovich	47	President, Secretary, and a Director	2003
Radul Radovich	84	Chairman of the Board, Director	2004
Ernest Armstrong	46	Chief Scientific Officer, Director	2004
Kevin Prendiville	51	Director	2004
Lawrence May	57	Director	2004
Kevin Pickard	43	Interim CFO and Treasurer	2006

VOTING SECURITIES

As of January 1, 2007, there were 35,479,126 shares of the Company’s common stock and 500 shares of the Company’s preferred stock issued and outstanding. Each holder of common stock is entitled to one vote for each shares held by such holder. The preferred stock has voting rights equal to the number of shares into which those shares may be converted. The Company has 500 shares of preferred stock outstanding, which are convertible into 208,334 shares of the Company’s common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 1, 2007 with respect to our directors, nominees, named executive officers and each person who is known by us to own beneficially more than 5% of our common stock, and with respect to shares owned beneficially by all our directors, nominees, and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Gerald Yakatan 2445 McCabe Way, Suite 150 Irvine, CA, 92614	612,500 shares (1) Chief Executive Officer and Director	1.7%
Common Stock	Thomas Stankovich 2445 McCabe Way, Suite 150 Irvine, CA, 92614	428,070 shares (2) Director	1.2%
Common Stock	Chaslav Radovich 2445 McCabe Way, Suite 150 Irvine, CA, 92614	1,184,934 shares (3) President, Secretary, and Director	3.3%
Common Stock	Radul Radovich 46 Calle Fresno San Clemente, CA, 92672	10,076,528 shares (4) Director	28.4%
Common Stock	Ernest Armstrong 2445 McCabe Way, Suite 150 Irvine, CA, 92614	251,967 shares (5) Chief Scientific Officer, Director	0.7%
Common Stock	Kevin Prendiville 2445 McCabe Way, Suite 150 Irvine, CA, 92614	506,480 shares (6) Director	1.4%
Common Stock	Lawrence May 2445 McCabe Way, Suite 150 Irvine, CA, 92614	142,200 shares(7) Director	0.4%

Common Stock	Kevin Pickard 445 McCabe Way, Suite 150 Irvine, CA, 92614	30,000 shares (8) Interim Chief Financial Officer and Treasurer	0.1%
Common Stock	St. Petka Trust 46 Calle Fresno San Clemente, CA 92672	7,417,736 shares (4)	20.9%
Common Stock	Silver Mountain Promotions 6446 Silver Dawn Lane Las Vegas, NV, 89118	848,688 shares (4)	2.4%
Common Stock	R and R Holdings 46 Calle Fresno San Clemente, CA, 92672	411,375 shares (4)	1.2%
Common Stock	R & R Development 46 Calle Fresno San Clemente, CA, 92672	170,644 shares (4)	0.5%
Common Stock	Gene Pharmaceuticals 2445 McCabe Way, Suite 150 Irvine, CA, 2614	1,449,087 shares (9)	4.1%
Common Stock	James Hammer 2537 Red Arrow Drive Las Vegas, NV 8913	3,294,643 shares (10)	9.3%
Common Stock	Officers and directors as a group	14,681,766 shares	41.4%

(1)	Dr. Yakatan also owns 1,000,000 options to purchase shares of our common stock at $1.40 per share which were granted on May 15, 2006. These options vest over three years, and expire on May 15, 2016.
(2)
Thomas Stankovich was granted 1,000,000 options to purchase shares of our common stock at $1.75 per share, which were granted in November 2006 to replace warrants he was granted while serving as one of our officers. Of those options, 666,667 vested by the date of his resignation in December 2006. He was to receive a total of 1,000,000 options pursuant to his employment agreement, though he is no not entitled to the unvested options after he left his employment with us. These options expire in November 2016.

(3)
Chaslav Radovich owns 1,140,934 shares individually and is the custodian of the 44,000 shares owned by Milena Radovich, his minor child. Mr. Radovich also owns 1,500,000 options to purchase shares of our common stock at $1.40 per share, which were granted on May 15, 2006 and vest over three years. These options expire on May 15, 2016.

(4)
Radul Radovich and his spouse are the beneficiaries of the St. Petka Trust, which owns 7,417,736 shares. Radul Radovich is the Trustor of St. Petka Trust, and owns R and R Holdings which holds 411,375 shares of our common stock, owns R&R Development which holds 170,644 shares, and of Silver Mountain Promotions which holds 848,688 shares of our common stock.

(5)
Ernest Armstrong owns 245,063 shares individually, 550 shares owned jointly with his parent, has beneficial ownership of 3,000 shares owned jointly by Mr. Armstrong’s spouse and Mr. Armstrong’s parent, and 3,354 shares owned jointly with his spouse. Mr. Armstrong is also anticipated to receive 2,200,000 options to purchase shares of our common stock at $2.00 per share expiring seven years from the dates of grants, including 1,200,000 options from us and 1,000,000 options to purchase shares owned by St. Petka Trust.

(6)
Kevin Prendiville owns100,000 shares directly and is one of the trustees of the Prendiville Revocable Trust which owns 402,840 shares; he also owns 3,640 shares as custodian for his minor child. Dr. Prendiville also owns 333,000 warrants to purchase shares of our common stock at $1.75 per share, which were granted and vested on October 24, 2005, and expire on October 24, 2010.

(7)
In January 2005, we granted Lawrence May 250,000 warrants to purchase shares of our common stock for $1.75 per share. These warrants were to expire in January 2007 but were extended until after our authorized common stock has increased.

(8)
Kevin Pickard was appointed as our interim CFO and treasurer in December 2006. He holds 100,000 warrants to purchase shares of our common stock for $1.75 per share; of those, 50,000 warrants expire on September 7, 2009 and 50,000 warrants expire on July 29, 2010. Those warrants were issued while Mr. Pickard served as our consultant.

(9)	Mr. Armstrong is a majority owner and managing member of Gene Pharmaceuticals, LLC, which owns 1,449,087 shares.
(10)
James Hammer owns 1,177,143 shares individually, 360,000 owned by immediate family members who share his household, 107,500 shares owned jointly with his spouse and 1,650,000 shares owned by the Hammer Family Trust.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Lock Up Agreements and Forbearance Agreements. Our officers and directors have entered into certain agreements as a requirement of the funding agreements with Cornell Capital. These include lock-up agreements restricting the sale of all the shares of our common stock that they own for a period extending for 30 days after all amounts due under the convertible debentures have been paid, excepting the amount that could be sold pursuant to Rule 144. The shares owned by these individuals are listed in the table “Security Ownership of Certain Beneficial Owners and Management” above. Additionally, our officers and directors have executed forbearance agreements by which they agreed not to exercise any rights they may have pursuant to the respective warrants or options they hold to purchase shares of our common stock, until after such time as we have adequate authorized common stock to accommodate such exercises. These warrants and options are listed in the “Security Ownership of Certain Beneficial Owners and Management” table above.

Changes in Control. Our management is not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-B, except for the agreements referenced herein with Cornell Capital. Specifically, Mr. Radul Radovich has pledged 8,400,000 of shares owned or beneficially owned by him to secure the Cornell Capital debentures mentioned herein. These 8,400,000 shares comprise approximately 23.7% of our currently issued and outstanding common stock, and are a large percentage of the 10,076,528 shares of our common stock that are owned, in the aggregate, by Mr. Radovich, chairman of our board of directors, and his affiliated entities. The pledged shares include the following:

·	1,228,085 shares held by Mr. Radovich individually;
·	5,893,018 shares held by St. Petka Trust, of which Mr. Radovich is the trustor and a beneficiary;
·	411,042 shares held by R and R Holdings, owned by Mr. Radovich; and
·	803,855 shares held by Silver Mountain Promotions, Inc., owned by Mr. Radovich.

If we default on the agreements with Cornell Capital, these pledged shares may be transferable to Cornell Capital, in whole or in part, thus resulting in a change in control. In the event that Cornell Capital is issued the full approximately 15,400,000 initial shares reserved for issuance upon conversion of the convertible debentures and warrant agreements described herein, such issuance would result in approximately 50,900,000 shares of outstanding common stock. Those approximately 15,400,000 shares would represent approximately 30.3% of that new total. In the event that Cornell Capital obtains the 8,400,000 shares of pledged stock, described above, in conjunction with the approximately shares, Cornell Capital could potentially own up to approximately 23,800,000 shares, or approximately 46.8%of that new total. Either of these scenarios would result in Cornell Capital exercising significant influence over our affairs as a shareholder of a large percentage of our issued and outstanding common stock.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Radul Radovich
Radul Radovich, Chairman

February 2, 2007

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

THIS PROXY STATEMENT IS DATED FEBRUARY 2, 2007. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

Certificate of Amendment
(Pursuant to NRS 78.385 and 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation: Cobalis Corp.

2.  The articles have been amended as follows (provide article numbers, if available):

4. The aggregate number of shares which the corporation shall have authority to issue shall consist of 100,000,000 shares of Common Stock having a $.001 par value and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock in one more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

The Preferred authorized may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any or all rights or preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix, alter or reduce (but not below the number outstanding) the number of shares comprised any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption of conversion of the shares of any series.

3.  The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: %

4.  Effective date of filing (optional): ___________________________________________________
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required):________________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Proxy Card
COBALIS CORP.
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY, MARCH 1, 2007 AT 10:00 A.M.
2445 McCabe Way, Suite 150
Irvine, CA 92614

The undersigned hereby appoints Gerald Yakatan and Chaslav Radovich, and each of them, as proxies for the undersigned, each with full power of substitution, to represent the undersigned and to vote all shares of common stock of Cobalis Corp. (the “Company”) that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before our Special Meeting of Shareholders to be held on Thursday, March 1, 2007, and at any and all adjournments thereof, as set forth under the heading “Transaction of Other Business” in the accompanying proxy statement. IF NO OTHER INDICATION IS MADE, AT THE MEETING AND AT ANY AND ALL ADJOURNMENTS THEREOF, THE PROXY HOLDERS WILL VOTE FOR INCREASE IN AUTHORIZED COMMON STOCK TO 100,000,000 SHARES.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STAEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. [X]

1.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

INCREASE AUTHORIZED SHARES OF COMMON STOCK TO ONE HUNDRED MILLION (100,000,000) SHARES

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

2.	TRANSACT ANY OTHER BUSINESS THAT IS PROPERLY PRESENTED AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

I PLAN TO ATTEND COBALIS’ 2007 SPECIAL MEETING OF SHAREHOLDERS. [Y] [N]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated: ________________________, 2007

 _____________________________  _____________________________
 Signature                                                                 Signature (Joint Owner)

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a shareholder should give their full title. Please date the proxy.